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                       PHILIPS INTERNATIONAL REALTY CORP.


                              1997 STOCK OPTION AND

                            LONG-TERMINCENTIVE PLAN





                  Adopted and Effective as of_______ ___, 1997



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                  PHILIPS INTERNATIONAL REALTY CORP. 1997 STOCK
                       OPTION AND LONG-TERM INCENTIVE PLAN



1. Purpose of the Plan.

     This Philips International Realty Corp. 1997 Stock Option and Long-Term Incentive Plan is intended to promote the interests of Philips International Realty Corp. ("the Company") and its shareholders by providing the Company's key employees, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth, and protection of the business, as well as Directors of the Company and consultants to the Company with appropriate incentives and rewards to encourage employees to continue in the employ of the Company and to maximize their performance and to encourage Directors and consultants to maximize their efforts on behalf of the Company.


2. Definitions.

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of the Company.

     (b) "Cause" shall mean, when used in connection with the termination of a Participant's employment, the termination of the Participant's employment on account of: (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from incapacity due to physical or mental illness), (ii) the willful violation by the Participant of (A) any federal or state law or (B) any rule of the Company, which violation would materially reflect on the Participant's character, competence, or integrity, (iii) a breach by a Participant of the Participant's duty of loyalty to the Company such as Participant's solicitation of customers or employees of the Company on behalf of any other person, (iv) the Participant's unauthorized removal from the Company's premises of any document (in any medium or form) relating to the Company, its business, or its customers, provided, however, that no such removal shall be deemed "unauthorized" if it is in furtherance of an individual's duties and obligations to the Company and such removal is a common practice at the Company,
(v) the Participant's unauthorized disclosure to any person of any confidential information regarding the Company, (vi) the willful engaging by the Participant in any other misconduct which is



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materially injurious to the Company or (vii) any event that constitutes "cause"
(or any similar term that constitutes the basis on which the Company may terminate the employee's employment with the Company) for purposes of an employment agreement between the Participant and the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the action or omission was in the best interests of the Company. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity. If, subsequent to the termination of a Participant's employment without Cause, it is determined by the Board of Directors that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Compensation Committee of the Board; provided, however, the Compensation Committee shall not take any action under the Plan unless it is at all times composed solely of not less than three "Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended. In the event the Compensation Committee is not composed of three Non-Employee Directors when the Company is subject to the Securities Act, or, in the event the Committee is unable to act, the Board shall take any and all actions required or permitted to be taken by the Committee under the Plan and shall serve as the Committee.

     (e) "Company" shall mean Philips International Realty Corp., a Maryland corporation.

     (f) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     (g) "Disability" shall mean any physical or mental condition as a result of which a Participant is disabled within the meaning of Section 422(c)(6) of the Code.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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     (i) "Fair Market Value" with respect to a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (1) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.


          (2) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (3) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the underwriting agreement.

          (4) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee may deem appropriate.

     (j) "Incentive Award" shall mean an Option or a Restricted Stock Award granted pursuant to the terms of the Plan.

     (k) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (l) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(d) hereof.

     (m) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     (n) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 6 hereof. Each Option, or portion thereof,

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shall be identified as either an Incentive Stock Option or a Non-Qualified Stock
Option in the agreement by which such Option is evidenced.

     (o) "Participant" shall mean an employee, officer, director or outside director of the Company or any subsidiary of the Company or a consultant to the Company or any subsidiary of the Company (including any employees of a consulting company designated to receive an Incentive Award by the consultant) selected to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, that person's successors, heirs, executors, and administrators, as the case may be.

     (p) "Person" shall mean a "person," such as term is used in Sections 13(d) and 14(d) of the Exchange Act.


     (q) "Plan" shall mean this Philips International Realty Corp. 1997 Stock Option and Long-Term Incentive Plan, as it may be amended from time to time.

     (r) "Restricted Stock" shall mean a share of Common Stock that is granted pursuant to the terms of Section 8 hereof and that is subject to the restrictions set forth in Section 8(c) hereof for as long as such restrictions continue to apply to such share.

     (s) "Retirement" shall mean a Participant's termination of employment (other than by reason of death or Disability and other than a termination that is (or is deemed to have been) for Cause) on or after the later of (i) the date the Participant attains age 65 and (ii) the date the Participant has completed five years of service with the Company.

     (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (u) "Underwriting Date" shall mean the date on which the underwriting agreement for the Company's initial public offering is executed and the initial public offering price of the Common Stock is established.

     (v) "Vesting Date" shall mean the date and/or dates established by the Committee on which an Incentive Award may vest. In the absence of provisions in an individual grant agreement or employment agreement to the contrary, Options shall vest ratably over a five (5) year period, at twenty (20%) percent per year.

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3. Stock Subject to the Plan.

     (a) Plan Awards.

     Under the Plan, the Committee may, in its sole and absolute discretion, grant either or both of the following types of Incentive Awards to a
Participant: an Option or a Restricted Stock Award.

     (b) Individual Awards.

     Incentive Awards granted under the Plan may be made up entirely of one type of Incentive Award or any combination of both types of Incentive Awards available under the Plan, in the Committee's sole discretion.

     (c) Aggregate Plan Share Reserve.

     The total number of shares of Common Stock available for grants of Incentive Awards under the Plan shall be 500,000, subject to adjustment in accordance with Section 9 of the Plan. These shares may be either authorized but unissued, newly issued shares, or reacquired shares of Common Stock. If an Incentive Award or portion thereof shall expire or terminate for any reason without having been exercised or vested in full, the underlying shares covered by such Incentive Award shall be available for future grants of Incentive Awards under the Plan.


4. Administration of the Plan.

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the employees, officers, directors and outside directors of the Company or any subsidiary of the Company or consultants to the Company or any subsidiary of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have the full authority and discretion to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under the Plan. The Committee may also adopt any rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of a Participant, reduce the

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Participant's rights under any previously granted and outstanding Incentive
Award), (ii) accelerate the Vesting Date or Issue Date of any share of Restricted Stock issued under the Plan, or waive any condition imposed thereunder, and (iii) otherwise adjust or waive any condition imposed on any Incentive Award made hereunder.

     In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Section 3(c) herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limit set forth in such Section 3(c).

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company (and any affiliate that may adopt the Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.



5. Eligibility.

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees, officers, directors and outside directors of the Company or consultants to the Company who are responsible for the management, growth, and protection of the business of the Company; provided, however, that only employees of the Company shall be eligible to receive Incentive Awards consisting of Incentive Stock Options.


6. Stock Option Awards.

     The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time

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to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a) Identification of Options.

     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options or a combination of both.

     (b) Exercise Price.

     The exercise price of any Incentive Stock Option or any Non-Qualified Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

     (c) Term and Exercise of Options.

     (i) Each Option shall be exercisable on such date or dates, during such period, and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

     (ii) Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(e) hereof.


     (iii) An Option shall be exercised by delivering a written notice to the Company's principal office to the attention of its Secretary. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised, shall be signed by the Participant, and shall be accompanied by the agreement (or agreements) evidencing the Option and payment in full of the applicable exercise price for shares of Common Stock purchased in any combination of the forms specified below:

          (A) in cash, by certified check, bank cashier's check, or wire transfer,

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          (B) subject to the approval of the Committee, in shares of Common
     Stock owned by the Participant and valued at their Fair Market Value on the date of such exercise,

          (C) subject to the approval of the Committee, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (x) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (y) the delivery of the shares of the Common Stock from the Company directly to the brokerage firm, and (z) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company, or

          (D) such other methods as the Committee may approve, from time to time.

Any payments in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time

     (d) Nonassignability.

     Other than a consultant, or except as provided in Section 16 below, during the lifetime of a Participant, each Option granted to him or her shall be exercisable only by him or her. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. A consulting company which is awarded an Option hereunder may designate or assign all or a portion of such Option to its employees who are employees of the consultant on the date of the Incentive Award. The Committee may, in its discretion issue agreements evidencing such Incentive Awards directly to employees of the consultant. No Option issued to an employee of a consultant shall be assignable or transferable by such employee otherwise than by will or by the laws of descent and distribution.

     (e) Issuance of Certificates.

     Certificates for shares of Common Stock purchased upon the exercise of an

Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the date on which the Option is exercised.

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     (f) Limitations on Grant of Incentive Stock Options.

          (i) The aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (I) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (II) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          (iii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual is not an employee of the Company.

     (g) Effect of Termination of Employment.

     (i) In the event the employment of a Participant with the Company shall terminate (as determined by the Committee in its sole discretion) for any reason other than Retirement, Disability, death or for Cause, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until 90 days after the date of such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

     (ii) In the event that the employment of a Participant with the Company shall terminate on account of the Retirement, Disability or death of the


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Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The effect of exercising any Incentive Stock Option on a day that is more than 90 days after the date of such termination (or, in the case of a termination of employment on account of Disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

     (iii) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall automatically expire at the commencement of business as of the date of such termination.


7. Other Agreements.

     In the event of any conflict between the terms of the Plan, and a grant agreement pursuant to which Options or Restricted Stock Awards have been granted hereunder or the terms of an employment agreement pursuant to which an employee of the Company who is a participant has been granted Options or Restricted Stock Awards hereunder, the terms of the applicable employment agreement or related grant agreement shall control. Notwithstanding the foregoing, no change in any employment agreement or grant agreement shall cause any Incentive Stock Option granted hereunder to be considered a Non-Qualified Stock Option.


8. Restricted Stock.

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a) Issue Date and Vesting Date.

     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 8(c) and 8(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share

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of Restricted Stock shall be issued in accordance with the provisions of Section
8(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) hereof are satisfied, and except as provided in Sections 8(c) and 8(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(c) hereof shall cease to apply to such share.

     (b) Conditions to Vesting.

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

     (c) Restrictions on Transfer Prior to Vesting.

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d) Issuance of Certificates.

     (i) Except as provided in Sections 8(c) or 8(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares, provided, that the Company shall not cause to be issued such stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE PHILIPS INTERNATIONAL REALTY CORP. 1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN AND INCENTIVE AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND PHILIPS INTERNATIONAL

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          REALTY CORP. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN
          THE OFFICE OF THE SECRETARY OF PHILIPS INTERNATIONAL REALTY CORP. C/O PHILIPS INTERNATIONAL, 417 FIFTH AVENUE, NEW
          YORK, NY 10016.


Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

     (ii) Each certificate issued pursuant to Section 8(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e) Consequences Upon Vesting.

     Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 8(d)(ii) hereof.

     (f) Effect of Termination of Employment.

     (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, the shares of Restricted Stock shall be forfeited on the date of such termination, provided however, that the Committee may, in its sole and absolute discretion, vest the Participant in all or any portion of shares of Restricted Stock which would otherwise be forfeited pursuant to the provisions of this Section.

     (ii) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.


                                       12
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     9. Adjustment Upon Changes in Common Stock.

     (a) Shares Available for Grants.

     In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant Options and shares of Restricted Stock under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number of shares of Common Stock with respect to which Options or shares of Restricted Stock may be granted under Section 3 hereof as the Committee may deem appropriate.


     (b) Outstanding Restricted Stock.

     Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate exchange will not vest until such share of Restricted Stock vests and shall be promptly deposited with the custodian designated pursuant to
Section 8(d)(ii) hereof.

     The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (c) Outstanding Options - Increase or Decrease in Issued Shares Without Consideration.

     Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidations of shares of Common Stock or the payment of a stock dividend on the shares of Common Stock, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Company shall

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proportionally adjust the number of shares of Common Stock subject to each outstanding Option, and the exercise price per share of Common Stock of each such Option.

     (d) Outstanding Options - Certain Mergers.

     Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

     (e) Outstanding Options - Certain Other Transactions.

     In the event of a dissolution or liquidation of the Company; a sale of substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation; or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

     (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option (subject to applicable withholding payment requirements); or

     (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

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

     (f) Outstanding Options - Other Changes.

     In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Section 9(c),(d) or (e) hereof, the Committee may in its absolute discretion, make such adjustments in the number of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (g) No Other Rights.

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Common Stock, the payment of any dividend, any increase or decrease in the number of shares of Common Stock or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of Common Stock, or securities convertible into shares of Common Stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.


10. Rights as a Stockholder.

     (a) No Rights as a Stockholder.


     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to the Plan until the date the person becomes the owner of record with respect to such shares. Except as otherwise expressly provided in Section 9 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

     (b) Accrual of Dividends.

     Whenever Restricted Shares are paid to a Participant or beneficiary under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each Restricted Share paid, an amount equal to any cash dividends, and number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Restricted Share award was granted and the date the Restricted Shares are being distributed. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash

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

dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.


11. No Special Employment Rights; No Rights to Incentive Award.

     (a) No Special Employment Rights.

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his or her employment by or service with the Company or any subsidiary of the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     (b) No Rights to Incentive Awards.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.


12. Securities Matters.

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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

     (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

     (c) All Common Stock issued pursuant to the terms of the Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     (d) Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERD FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE STATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICATE FEDERAL OR STATE LAWS.


This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13. Withholding Taxes.

     (a) Cash Remittance.

     Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.

     (b) Stock Remittance.

     Subject to Section 13(c) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, in lieu of the remittance required by Section 13(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (c) Stock Withholding.

     The Company shall have the right, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, in lieu of requiring the remittance required by Section 13(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total, federal, state and local tax obligations associated with such exercise, occurrence or grant.


14. Amendment or Termination of the Plan.

     The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under
any Option theretofore granted to an Participant under the Plan. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary or appropriate, including, without limitation, any amendment to permit the granting of Incentive Awards meeting the requirements of future amendments or issued regulations, if any, to the Code or to the Exchange Act. If the rules of NASDAQ or such other exchange on which the securities of the Company are traded would require Shareholder approval of any amendment to the Plan, the amendment shall be presented to Shareholders for ratification.


15. No Obligation to Exercise.

     The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.


16. Transfers.

     (a) Upon Death.

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in Section 6(d) and this Section 16, no Incentive Award shall be transferable, and shall be exercisable only by a Participant during the Participant's lifetime.

     (b) Non-Qualified Stock Option.

     A Non-Qualified Stock Option may be transferred without consideration by a Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Participants who are directors or senior executives), to

          (A) a member of his or her immediate family,

          (B) a trust solely for the benefit of the Participant and his or her immediate family, or

          (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her immediate family members, (each transferee described in A or B above or this subsection is hereafter referred to as a "Permitted Transferee"), provided that the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in A, B, or C and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under A, B, or C shall be void and unenforceable against the Company. For this purpose, "immediate family" means, with respect to a particular Participant, the Participant's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

     (c) Prohibition Against Further Transfers.

     The terms of the Plan shall apply to the beneficiaries, executors and administrators of the Participant and of the Permitted Transferees of the Participant (including the beneficiaries, executors, administrators of the Permitted Transferees), except that Permitted Transfers shall not transfer any Non-Qualified Stock Option other than by will or by the laws of descent and distribution.


17. Expenses and Receipts.

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general purposes.


18. Failure to Comply.

     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion may determine.


19. Adoption and Effective Date of Plan.

     The Plan was adopted by the Board of Directors of the Company, at a meeting of the Board, effective as of ______ ___, 1997 subject to ratification and approval of the Plan by the consent of the shareholders of the Company.


20. Term of the Plan.

     The right to grant Incentive Awards under the Plan will terminate upon the expiration of ten years from the date the Plan was initially adopted.


21. Applicable Law.

     Except to the extent preempted by an applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Maryland, without reference to the principles of conflicts of law.




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